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                                                                       Item 99.1

[KRONICK KALADA BERDY & CO. LETTERHEAD]



August 16, 2006

Mr. Scott Seasock
Chief Executive Officer
Comm Bancorp, Inc.
125 North State Street
Clarks Summit, PA 18411


This is to confirm that the client-auditor relationship between Comm Bancorp (Commission File No. 0-17455) and Kronick Kalada Berdy & Co., P.C. has ceased.


Yours truly,


/s/ Kevin R. Foley
--------------------------------
KRONICK KALADA BERDY & CO., P.C.


cc:  Office of the Chief Accountant
     Securities and Exchange Commission
     100 F. Street, N.W.
     Washington, D.C. 20549